AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Financial Services Fund
International Equity Fund
Short-Term Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund

Supplement dated August 5, 2008
to the American Independence Funds Statement of Additional Information
Dated March 1, 2008

The Section entitled International Equity Fund on page 39 should be deleted in its entirety. The following Section should be inserted at the end of page 38.

INTERNATIONAL EQUITY FUND

John J. Holmgren is the portfolio manager for the International Equity Fund. His compensation consists primarily of a fixed base salary and a discretionary cash bonus. Mr. Holmgren’s bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the Morgan Stanley Capital International Europe, Australasia and Far East “MSCI EAFE”) Index, the benchmark upon which the Fund is compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio manager, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Mr. Holmgren also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the AIFS 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER
(as of the effective date of this SAI)

Name of Portfolio Manager	Dollar Range of Equity	Aggregate Dollar Range of
	Securities in the Trust	Equity Securities in All of the
		Fund Family
John J. Holmgren	$0	$0

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Services, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts. At present, Mr. Holmgren does not manage any other accounts.

On page 48 under the heading Administration Services the first paragraph should be revised to reflect that the Administration fee charged by AIFS has been reduced to 0.125% ..